         SUPPLEMENTAL INDENTURE, dated the __________ day of __________, nineteen hundred and ninety-five (1995), made by and between NORTHWESTERN PUBLIC SERVICE COMPANY, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), party of the first part, and THE CHASE MANHATTAN BANK (National Association), a national banking association organized and existing under the laws of the United States of America and having its principal office or place of business in the Borough of Manhattan, The City of New York, State of New York, successor to The Chase National Bank of the City of New York (hereinafter called the "Trustee"), and C.
J. HEINZELMANN, of Nassau County, New York, successor to Carl E. Buckley (the Trustee and said C. J. HEINZELMANN being hereinafter called the "Trustees," which term where the context requires may also designate their respective predecessors in trust, the post office address of the Trustees being Corporate Trust Administration Division, 4 Chase MetroTech Center - 3rd Floor, Brooklyn, New York 11245), as Trustees under the Indenture dated August 1, 1940, hereinafter mentioned, parties of the second part.

         WHEREAS the Company has heretofore executed and delivered its Indenture (hereinafter referred to as the "Original Indenture"), dated August 1, 1940, to the Trustees for the security of the bonds of the Company issued and to be issued thereunder; and

         WHEREAS the Company, from time to time, has heretofore duly made and delivered to the Trustees certain indentures supplemental to the Original Indenture, including supplemental indentures dated January 15, 1941, August 18, 1945, September 23, 1946, October 1, 1946, July 24, 1947, June 1, 1948,
September 1, 1948, June 1, 1949, August 16, 1950, March 1, 1952, May 1, 1953,
February 1, 1955, August 27, 1955, October 1, 1956, July 1, 1957, August 1, 1959, July 1, 1961, July 1, 1966, September 1, 1970, August 1, 1972, July 1,
1973, November 14, 1974, May 1, 1975, June 1, 1977, July 1, 1978, December 1,
1978, May 6, 1987, November 1, 1989, July 15, 1991, November 15, 1991, September
1, 1992 and August 15, 1993 (the Original Indenture as supplemented and amended by the aforementioned supplemental indentures and by this Supplemental Indenture being hereinafter referred to as the "Indenture"); and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated October 1, 1946 (hereinafter referred to as the "Supplemental Indenture dated October 1, 1946"), the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 3% Series due 1973, of which Bonds of the Series due 1973 there were heretofore issued $549,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated June 1, 1948, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 3-3/8% Series due 1978, of which Bonds of the 3-3/8% Series there were heretofore issued $600,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated September 1, 1948, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 3 1/2% Series due 1978, of which Bonds of the 3 1/2% Series there were heretofore issued $700,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated June 1, 1949, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 3 1/4% Series due 1978, of which Bonds of the 3 1/4% Series there were heretofore issued $700,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated March 1, 1952, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 3-5/8% Series due 1978, of which Bonds of the 3-5/8% Series there were heretofore issued $1,000,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated May 1, 1953, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 3.80% Series due 1983, of which Bonds of the 3.80% Series there were heretofore issued $700,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated February 1, 1955, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 3.30% Series due 1983, of which Bonds of the 3.30% Series there were heretofore issued $800,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated October 1, 1956, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 4-7/8% Series due 1983, of which Bonds of the 4-7/8% Series there were heretofore issued $1,300,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated July 1, 1957, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 5-7/8% Series due 1987, of which Bonds of the 5-7/8% Series there were heretofore issued $1,500,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated August 1, 1959, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 5.40% Series due 1987, of which Bonds of the 5.40% Series there were heretofore issued $975,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated July 1, 1961, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 5 1/4% Series due 1987, of which Bonds of the 5 1/4% Series there were heretofore issued $4,000,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated July 1, 1966, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 6 1/4% Series due 1996, of which Bonds of the 6 1/4% Series there were heretofore issued $3,500,000 principal amount, all of which have been redeemed and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated September 1, 1970, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 9 1/4% Series due 1975, of which Bonds of the 9 1/4% Series there were heretofore issued $6,000,000 principal amount, all of which were paid in full at or after maturity and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated August 1, 1972, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 8% Series due 2002, of which Bonds of the 8% Series there were heretofore issued $6,000,000 principal amount, all of which have been redeemed and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated July 1, 1973, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 8 1/4% Series due 2003, of which Bonds of the 8 1/4% Series there were heretofore issued $15,000,000 principal amount, all of which have been redeemed and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated May 1, 1975, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 11% Series due 1995, of which Bonds of the 11% Series there were heretofore issued $15,000,000 principal amount, all of which have been redeemed and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated June 1, 1977, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 8.80% Series due 2007, of which Bonds of the 8.80% Series there were heretofore issued $12,000,000 principal amount, all of which have been redeemed and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated July 1, 1978, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 9-5/8% Series due 2008, of which Bonds of the 9-5/8% Series there were heretofore issued $10,000,000 principal amount, all of which have been redeemed and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated December 1, 1978, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 9.85% Series due 1998, of which Bonds of the 9.85% Series there were heretofore issued $12,000,000 principal amount, all of which have been redeemed and are no longer outstanding; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated November 1, 1989, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 8.90% Series due 1999, of which Bonds of the 8.90% Series there are issued and outstanding, as of the date of this Supplemental Indenture, $7,500,000 principal amount and for which the Company received, exclusive of accrued interest, the aggregate sum of $7,500,000; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated July 15, 1991, the Company created a new series of bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 8.824% Series due 1998, of which Bonds of the 8.824% Series there are issued and outstanding, as of the date of this Supplemental Indenture, $15,000,000 principal amount and for which the Company received, exclusive of accrued interest, the aggregate sum of $15,000,000; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated September 1, 1992, the Company created a new series of Bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 6.99% Series due 2002, of which Bonds of the 6.99% Series there are issued and outstanding, as of the date of this Supplemental Indenture, $25,000,000 principal amount for which the Company received, exclusive of accrued interest, the aggregate sum of $25,000,000; and

         WHEREAS pursuant to the terms and provisions of the Original Indenture and a Supplemental Indenture dated August 15, 1993, the Company created a new series of Bonds, to be issued under the Original Indenture, and to be known as First Mortgage Bonds, 7% Series due 2023, of which Bonds of the 7% Series there are issued and outstanding, as of the date of this Supplemental Indenture, $55,000,000 principal amount for which the Company received, exclusive of accrued interest, the aggregate sum of $54,629,300; and

         WHEREAS the Company desires to create a new series of bonds to be issued under the Indenture, to be known as First Mortgage Bonds, ___% Series due 2___ (hereinafter called "Bonds of the Series due 2___"), and to modify the Original Indenture in certain respects, and proposes forthwith to issue additional bonds under the Indenture in the principal amount of $___,000,000, for a consideration of $__________, exclusive of accrued interest (which consideration is to received upon the issuance of the New Mortgage Bonds of the 2___ Series referred to below); and

         WHEREAS by Sections 11 and 12 of Article III of the Original Indenture, the Company has covenanted, upon the terms and in the manner therein set forth, to execute such further instruments and to do such further acts as might be appropriate to subject to the lien of the Original Indenture all property which the Original Indenture, as amended and supplemented, provided should be subject to the lien thereof and to make effective and maintain the lien intended to be created thereby; and

         WHEREAS the Bonds of the Series due 2___ are to be issued to The Chase Manhattan Bank (National Association), as trustee (the "New Mortgage Trustee") under the Company's General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (the "New Mortgage") and are to be owned and held by the New Trustee as "Pledged Bonds" (as defined in the New Mortgage) in accordance with the terms of the New Mortgage; and

         WHEREAS the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original Indenture, and pursuant to appropriate resolutions of its Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustees a Supplemental Indenture in the form hereof for the purposes herein provided; and

         WHEREAS all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         THAT Northwestern Public Service Company, in consideration of the premises and of One Dollar to it duly paid by the Trustees at or before the unsealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustees and their successors in the trust under the Original Indenture, for the benefit of those who shall hold the bonds and coupons, or any of them, to be issued hereunder or thereunder as hereinafter provided, as follows:


                                    ARTICLE I
                   DESCRIPTION OF BONDS OF THE SERIES DUE 2___

         Section 1. The Company hereby creates a new series of bonds to be known as "First Mortgage Bonds, ___% Series due 2___." The Bonds of the Series due 2___ shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture. The aggregate principal amount of the Bonds of the Series due 2___ is unlimited except as the principal amount of all bonds is limited by the Indenture. The initial issuance of the Bonds of the Series due 2___ will be issued only to the New Mortgage Trustee as security for the series of bonds being issued under the New Mortgage (the "New Mortgage Bonds of the 2___ Series").

         Each of the Bonds of the Series due 2___ shall be dated as of the interest payment date thereof on which interest was paid next preceding the date of issue, unless (a) issued on an interest payment date thereof on which interest was paid, in which event it shall be dated as of the date of issue, or
(b) issued prior to the occurrence of any interest payment date thereof on which interest was paid, in which event it shall be dated __________, 1995; shall mature __________, 2___; and shall bear interest at a rate of _____ per centum (__%) per annum, payable semi-annually on the _____ day of __________ and the _____ day of __________ in each year commencing __________, 199_. The Bonds of the Series due 2___ shall be payable as to principal and interest in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and shall be payable (as to the interest thereon as well as the principal thereof) at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York.

         Section 2. The Bonds of the Series due 2___ shall be issued only as registered bonds without coupons of the denomination of $1,000, or any multiple of $1,000, numbered R-1 and consecutively upwards, without regard to the denomination thereof.

         Section 3. The Bonds of the Series due 2___ and the Trustee's Certificate shall be substantially in the following forms respectively (and any of the provisions of the Bonds of the Series due 2___ may be set forth on the reverse side thereof):

                      [FORM OF BOND OF THE SERIES DUE 2___]

No. R-                                                           $______________

                       NORTHWESTERN PUBLIC SERVICE COMPANY
                    FIRST MORTGAGE BOND, ___% SERIES DUE 2___

         Northwestern Public Service Company, a Delaware corporation (hereinafter called the "Company"), for value received, hereby promises to pay to The Chase Manhattan Bank (National Association), as trustee (the "New Mortgage Trustee") under the Company's General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (the "New Mortgage") or registered assigns, the principal sum of ___________________ Dollars on the _____ day of __________,
2___, and to pay interest on said sum from the date hereof, at the rate of ___% per centum per annum, payable half-yearly on the _____ day of __________ and the _____ day of __________ in each year, until said principal sum is paid. Both the principal of and the interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

         This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by the indenture of mortgage or deed of trust dated August 1, 1940, executed and delivered by the Company to The Chase National Bank of the City of New York (to which The Chase Manhattan Bank (National Association), hereinafter sometimes referred to as the "Trustee," is the successor) and Carl E. Buckley (C.J. Heinzelmann being his successor), as Trustees, as supplemented and amended by certain indentures supplemental thereto, including a Supplemental Indenture dated October 1, 1946, and a Supplemental Indenture dated __________, 1995 (the Supplemental Indenture dated __________, 1995, being herein referred to as the "Supplemental Indenture," and said indenture of mortgage as so supplemented and amended being herein sometimes referred to as the "Indenture"), to which Indenture reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights of the holders and registered owners of said bonds and of the Trustees and of the Company in respect of such security. By the terms of the Indenture the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest, redemption provisions, medium of payment and in other respects as in the Indenture provided. To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereof, and of the rights and obligations of the Company and of the holders of the bonds and coupons may be made with the consent of the Company by an affirmative vote of the holders of not less than 66-2/3% in aggregate principal amount of the bonds entitled to vote then outstanding, at a meeting of bondholders called and held as provided in the Indenture, and by an affirmative vote of the holders of not less than 66-2/3% in aggregate principal amount of the bonds of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected; PROVIDED, HOWEVER, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium, if any, on this bond.

         Bonds of the Series due 2___, of which this is one, are subject to redemption as follows:

         The Bonds of the Series due 2___ shall not be redeemable prior to __________, 2___. At the option of the Company and upon the notice and in the manner and with the effect provided in the Indenture, any or all, of the Bonds of the Series due 2___ may be redeemed by the Company at any time and from time to time on or after __________, 2___ upon payment of the following percentages of the principal amount thereof:

         If redeemed during the twelve months' period beginning the _____ day of __________ of the year:


               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2    and thereafter . . . . . . . . . . .100.0000%
                ---

together in each case with accrued interest to the redemption date.

         In case of certain events of default specified in the Indenture, the principal of this bond may be declared or may become due and payable, in the manner and with the effect provided in the Indenture.

         No recourse shall be had for the payment of the principal of, interest or premium, if any, on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture or any indenture supplemental thereto, to or against any incorporator, stockholder, officer or director, past, present or future, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor successor company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

         Notwithstanding any provision in the Indenture, the Supplemental Indenture or this bond to the contrary, any payment by the Company under the New Mortgage of principal, premium or interest on bonds which shall have been authenticated and delivered under the New Mortgage (being herein referred to as the "New Mortgage Bonds of the 2___ Series") upon the basis of the issuance and delivery to the New Mortgage Trustee of the Bonds of the Series due 2___ shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company to make a payment of principal, premium or interest, as the case may be, in respect of this bond which is then due.

         This bond constitutes a "Pledged Bond" (as defined in the New Mortgage) and is subject to all of the rights and restrictions applicable to Pledged Bonds as set forth in the New Mortgage. Without limiting the generality of the foregoing, this bond shall be subject to surrender by the New Mortgage Trustee in accordance with the provisions of Section 7.03 of the New Mortgage. To the extent that any provisions in the Indenture, the Supplemental Indenture or this bond are inconsistent with the provisions relating to Pledged Bonds that are set forth in the New Mortgage, the provisions of the New Mortgage shall apply.

         This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate endorsed hereon.

         IN WITNESS WHEREOF, Northwestern Public Service Company has caused this bond to be executed in its name by its President or one of its Vice Presidents, by his manual or facsimile signature, and its corporate seal to be hereto affixed, or a facsimile thereof to be printed, lithographed or engraved hereon, and to be attested by its Corporate Secretary or one of its Assistant Secretaries, by his manual or facsimile signature, on the date hereof.

Dated:

                                             NORTHWESTERN PUBLIC SERVICE COMPANY


                                             By
                                               ---------------------------------
                                                   [Title]

ATTEST:


- ---------------------------------------------
     Corporate Secretary


                         [FORM OF TRUSTEE'S CERTIFICATE]

         This bond is one of the bonds of the series designated therein, described in the within mentioned Indenture.

                                             THE CHASE MANHATTAN BANK (NATIONAL
                                             ASSOCIATION), AS TRUSTEE


                                             By
                                               ---------------------------------
                                                       Authorized Officer

         Section 4. Notwithstanding any provision in the Original Indenture, this Supplemental Indenture or the Bonds of the Series due 2___ to the contrary, any payment by the Company under the New Mortgage of principal, premium or interest on bonds which shall have been authenticated and delivered under the New Mortgage (being herein referred to as the "New Mortgage Bonds of the 2___ Series") upon the basis of the issuance and delivery to the New Mortgage Trustee of the Bonds of the Series due 2___ shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company to make a payment of principal, premium or interest, as the case may be, in respect of the Bonds of the Series due 2___ which is then due.

         Section 5. The Bonds of the Series due 2___ constitute "Pledged Bonds" (as defined in the New Mortgage) and are subject to all of the rights and restrictions applicable to Pledged Bonds as set forth in the New Mortgage. Without limiting the generality of the foregoing, the Bonds of the Series due 2___ shall be subject to surrender by the New Mortgage Trustee in accordance with the provisions of Section 7.03 of the New Mortgage. To the extent that any provisions in the Original Indenture, this Supplemental Indenture or the Bonds of the Series due 2___ are inconsistent with the provisions relating to Pledged Bonds that are set forth in the New Mortgage, the provisions of the New Mortgage shall apply.


                                   ARTICLE II
                      ISSUE OF BONDS OF THE SERIES DUE 2___

         Section 1. The Company hereby exercises the right to obtain the authentication and delivery of additional bonds for or on account of the payment, cancellation, redemption or other discharge at, before or after maturity of bonds of other series previously authenticated under the Indenture, pursuant to the terms of Section 2 of Article II of the Original Indenture. Such additional bonds shall be initially issued in the principal amount of $___,000,000 and shall be Bonds of the Series due 2___. Bonds of the Series due 2___ shall be executed on behalf of the Company by its President, or one of its Vice Presidents, and its Corporate Secretary, or one of its Assistant Secretaries, by their manual or facsimile signatures, and shall be sealed with the corporate seal of the Company by causing the same to be affixed thereto or a facsimile thereof to be printed, lithographed or engraved thereon.

         Section 2. The Bonds of the Series due 2___ provided to be issued by
Section 1 of this Article may be authenticated and delivered prior to the filing for recordation of this Supplemental Indenture.


                                   ARTICLE III
                   REDEMPTION OF BONDS OF THE SERIES DUE 2___

         Section 1. The Bonds of the Series due 2___ shall not be redeemable prior to __________, 2___. The Bonds of the Series due 2___ shall, upon the notice and in the manner and with the effect provided in Article V of the Original Indenture, as amended by Section 2 of this Article III, be redeemable, at any time and from time to time, on or after __________, 2___, at the option of the Company, either as a whole or in part, upon payment of the following percentages of the principal amount thereof:

         If redeemed during the twelve months' period beginning the _____ day of __________ of the year:

               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2   . . . . . . . . . . . . . . . . . . . .      %
                ---                                        -----
               2    and thereafter . . . . . . . . . . .100.0000%
                ---

together, in each case, with accrued interest thereon to the redemption date.

         Section 2. Notice of redemption of any Bonds of the Series due 2___ shall be given as provided in Section 2 of Article V of the Original Indenture, except that notice need be given only by mail, or by hand delivery in lieu of mail, and not by publication. If given by mail or by hand delivery, the mailing or hand delivery of such notice shall be a condition precedent to redemption, provided that any notice which is mailed in the manner provided in Section 2 of
Article V of the Original Indenture shall be conclusively presumed to have been duly given whether or not the holders receive such notice, and failure to give such notice by mail or hand delivery, or any defect in such notice, to the holder of any such bond designated for redemption in whole or in part shall not affect the validity of the redemption of any other such bond.

         Except for the changes in the giving of notice of redemption as provided in this Section, the procedures for redemption of the Bonds of the Series due 2___ shall be as provided in Article V of the Original Indenture, as amended by Section 15(B) of Article IV of the Supplemental Indenture dated October 1, 1946.


                                   ARTICLE IV
                                  THE TRUSTEES

         The Trustees hereby accept the trusts hereby declared and provided and agree to perform the same upon the terms and conditions in the Original Indenture set forth and upon the following terms and conditions:

         The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general each and every term and condition contained in Article XV of the Original Indenture, as amended by Section 15 of Article IV of the Supplemental Indenture dated October 1, 1946, shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.

         IN WITNESS WHEREOF, said Northwestern Public Service Company has caused this instrument to be executed in its corporate name by its President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and to be attested by its Corporate Secretary or an Assistant Secretary, and said The Chase Manhattan Bank (National Association), to evidence its acceptance of the trust hereby created, has caused this instrument to be executed in its corporate name by its President or one of its Second Vice Presidents and its corporate seal to be hereunto affixed and to be attested by one of its Assistant Secretaries, and said C.J. Heinzelmann, to evidence his acceptance of the trust hereby created, has signed this instrument, in several counterparts, all as of the day and year first above written.


                                             NORTHWESTERN PUBLIC SERVICE COMPANY


                                             By
                                               ---------------------------------
                                                           [Title]

ATTEST:


By
  --------------------------------
              [Title]

Executed by Northwestern Public
Service Company in the presence
of:


- ----------------------------------


- ----------------------------------
             Witnesses

(BANK SEAL)                                  THE CHASE MANHATTAN BANK (NATIONAL
                                              ASSOCIATION)


                                             By
                                               ---------------------------------
                                                            [Title]

ATTEST:


By
  --------------------------------
         Assistant Secretary


Executed by The Chase Manhattan
Bank (National Association) in the
presence of:


- ----------------------------------


- ----------------------------------
            Witnesses


                                             By
                                               ---------------------------------
                                                       C. J. Heinzelmann


Executed by C. J. Heinzelmann in
the presence of:


- ----------------------------------


- ----------------------------------
            Witnesses

STATE OF SOUTH DAKOTA  )
                       )  SS
COUNTY OF BEADLE       )

         On this _____th day of __________, in the year 1995, before me, ___________, a Notary Public in and for said County and State, personally appeared __________ and __________, known to me to be the _______________ and the _______________, respectively, of Northwestern Public Service Company, a Delaware corporation, and one of the corporations that is described in and that executed the within instrument, and to be officers of said corporation authorized to execute said instrument on its behalf, and acknowledged to me that said corporation executed the same, and further acknowledged to me that they had executed said instrument as such officers and on behalf of said corporation, thereunto duly authorized.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal of office this _____th day of __________, 1995.

(NOTARIAL SEAL)
                                              ----------------------------------
                                                      Notary Public
                                                         [NAME]
                                            Notary Public, Beadle County, S.D.
                                         My Commission expires           ,
                                                               ----------  -----

STATE OF SOUTH DAKOTA  )
                       )  SS
COUNTY OF BEADLE       )

         On this _____th day of __________, in the year 1995, before me, ___________, a Notary Public in and for said County and State, personally appeared __________ and __________, known to me to be the _______________ and the _______________, respectively, of the within named Northwestern Public Service Company, a Delaware corporation, and to be the same persons whose names are signed to the foregoing instrument as such _______________ and such _______________, respectively, of said corporation, and acknowledged said instrument to be the voluntary act and deed of said corporation, and further acknowledged that they had signed, sealed and delivered said instrument as their voluntary act and deed as the _______________ and the _______________, respectively, of said corporation and that the seal of said corporation affixed to said instrument is the common seal of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal of office this _____th day of __________, 1995.

(NOTARIAL SEAL)
                                              ----------------------------------
                                                      Notary Public
                                                         [NAME]
                                            Notary Public, Beadle County, S.D.
                                         My Commission expires           ,
                                                               ----------  -----

STATE OF NEW YORK      )
                       )  SS
COUNTY OF KINGS        )


         On this _____th day of __________, in the year 1995, before me, __________, a Notary Public in and for said County and State, personally appeared __________ and __________ to me personally known and known to me to be a _______________ and an Assistant Secretary, respectively, of THE CHASE MANHATTAN BANK (National Association), a national banking association organized and existing under the laws of the United States of America and one of the corporations described in and which executed the foregoing instrument, who, being by me severally duly sworn, each for himself did depose, and say and acknowledge that he, said __________, resides at _________________, and is a _______________ of said Bank and that she, said __________, resides at
_______________, and is an Assistant Secretary of said Bank; that they respectively know the seal of said Bank and that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank, and that they, respectively, signed their names thereto by like order; and that said instrument is the voluntary act and deed of said Bank, by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal this _____th day of __________, 1995.


(NOTARIAL SEAL)
                                            ------------------------------------
                                                      Notary Public

                                            Notary Public, State of New York
                                            No.
                                               ----------
                                            Qualified in Kings County
                                            Commission expires           ,
                                                               ----------  -----

STATE OF NEW YORK      )
                       )  SS
COUNTY OF NEW YORK     )


         On this _____th day of __________, in the year 1995, before me, __________, a Notary Public in and for said County and State, personally appeared C. J. HEINZELMANN, to me personally known and known by me to be the person described in and who executed the foregoing instrument, who, being by me duly sworn, did depose, say and acknowledge that he resides at [15 Boylston Street, Garden City, New York], and that said instrument is his voluntary act and deed, by him voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal this _____th day of __________, 1995.


(NOTARIAL SEAL)
                                            ------------------------------------
                                                      Notary Public

                                            Notary Public, State of New York
                                            No.
                                               ----------
                                            Qualified in Kings County
                                            Commission expires           ,
                                                               ----------  -----

                                 ACKNOWLEDGMENT



         The undersigned acknowledges the delivery to it and the receipt by it of a full, true and complete copy of the foregoing Supplemental Indenture dated
          , 1995.
- ----------

                                             NORTHWESTERN PUBLIC SERVICE COMPANY



                                             -----------------------------------
                                                   [Title]

(CORPORATE SEAL)



By
  ---------------------------
       [Title]